AMENDMENT TO THE AMENDED AND RESTATED 2013 EQUITY INCENTIVE AWARD PLAN OF PRICESMART, INC.
This Amendment to the Amended and Restated PriceSmart, Inc. 2013 Equity Award Plan (the “Plan”), is effective as of February 6, 2025.
1.Section 3.1(a) of the Plan is hereby amended by deleting it in its entirety and replacing it with the following:
Subject to Section 3.1(b) and Section 13.2, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is the sum of (i) 2,600,000 Shares, plus (ii) any Shares that as of the Effective Date are available for issuance under the Prior Plans, plus (iii) any Shares that are subject to Prior Plan Awards that become available for future grants of Awards under the Plan following the Effective Date pursuant to Section 3.1(b). As of the Effective Date, the sum of the aggregate number of Shares authorized for issuance under the Prior Plans and the aggregate number of Shares subject to Prior Plan Awards was 931,818 Shares, and, accordingly, the total number of Shares available for issuance or that may become available for issuance under the Plan pursuant to clauses (ii) and (iii) in the preceding sentence shall not exceed 931,818 Shares. Notwithstanding anything in this Section 3.1 to the contrary, the number of Shares that may be issued or transferred pursuant to Awards under the Plan (including Incentive Stock Options) shall not exceed an aggregate of 3,531,818 Shares, subject to adjustment pursuant to Section 13.2. From and after the Effective Date, no awards shall be granted under the Prior Plans; however, any Prior Plan Award shall continue to be subject to the terms and conditions of the relevant Prior Plan.
2.Except as expressly amended hereby, the Plan shall remain in full force and effect.
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IN WITNESS WHEREOF, the Executive Vice President, Chief Legal Officer, Chief Risk & Compliance Officer and Secretary of PriceSmart, Inc. has duly executed this Amendment to be effective as of February 6, 2025.
PRICESMART, INC.

By: /s/ FRANCISCO VELASCO
Name: Francisco Velasco Title: Executive Vice President, Chief Legal Officer, Registered In-House Counsel, Chief Risk & Compliance Officer and Secretary